STATUTORY RESERVES	6 Months Ended
Jun. 30, 2015
Notes to Financial Statements
STATUTORY RESERVES

NOTE 9 – STATUTORY RESERVES

Pursuant to the corporate law of the PRC effective January 1, 2006, the Company is required to maintain one statutory reserve by appropriating 10% from its after-tax profit before declaration or payment of dividends until such reserve balance reaches 50% of the Company’s capital contribution. The statutory reserve represents restricted retained earnings.

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into capital provided that the remaining reserve balance after such issue is not less than 25% of the registered capital contribution. The Company did not make any contribution to this fund during the period from inception to June 30, 2015 due to a net loss during the period.